FOURTH AMENDMENT TO AGREEMENT OF PURCHASE AND SALE
                            DATED OCTOBER 10, 1996
                                BY AND BETWEEN
         VESTAR DEVELOPMENT CO., an Arizona corporation, ("PURCHASER")
                                      and
                 GLENDALE FASHION CENTER LIMITED PARTNERSHIP,
                  an Illinois limited partnership ("SELLER")


                                   RECITALS

     A. The parties have entered into the above-described Agreement of Purchase and Sale, amended by a First Amendment and Second Amendment ("Agreement").

     B. The parties now wish to further amend their agreement in the manner set forth below.

     NOW, THEREFORE, the parties agree as follows:

     1. The reference to "4:00 p.m. Chicago time on December 18, 1996" in the second line of Section 7.1 of the Agreement is deleted and "4:00 p.m. Chicago time on December 20, 1996" is substituted therefor.

     2. Except as modified herein, the Agreement, as amended by this Amendment, shall remain in full force and effect.

     3.   The effective date of this Amendment is December 13, 1996.

                              SELLER: GLENDALE FASHION CENTER LIMITED
                              PARTNERSHIP, an Illinois limited partnership

                              By: Glendale Fashion Center Partners, Inc., an Illinois corporation, its general partner

                              By:   /s/ John K. Powell, Jr.
                                   --------------------------------
                              Name:     John K. Powell, Jr.
                                   --------------------------------
                              Its:
                                   --------------------------------

                              PURCHASER: VESTAR DEVELOPMENT CO.,
                              an Arizona corporation

                              By:   /s/ Lee T. Hanley
                                   --------------------------------
                              Name:     Lee T. Hanley
                                   --------------------------------
                              Its:      President
                                   --------------------------------